                                LINCOLN TOWERS
                                --------------

                  STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                  -------------------------------------------

           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
                     AND THE YEAR ENDED DECEMBER 31, 1996

                                                NINE MONTHS
                                         ENDED SEPTEMBER 30, 1997         YEAR ENDED
                                                (UNAUDITED)           DECEMBER 31, 1996
                                         ------------------------     -----------------
REVENUES:
   Rental income                                 $8,166,939             $10,620,399
   Other income                                     211,127                 380,174
                                                 ----------             -----------
      Total Revenue                               8,378,066              11,000,573

CERTAIN EXPENSES:
   Payroll and related costs                        510,700                 643,127
   Utilities                                        670,465                 851,251
   Repairs and maintenance                          459,378                 462,786
   Real estate taxes                                529,695                 668,880
   Administrative                                   321,052                 522,678
   Management fees                                  269,762                 355,339
   Other expenses                                   511,764                 739,827
                                                 ----------             -----------
      Total Expenses                              3,272,816               4,243,888

                                                 ----------             -----------
REVENUES IN EXCESS OF CERTAIN EXPENSES           $5,105,250             $ 6,756,685
                                                 ==========             ===========

       The accompanying notes are an integral part of these statements.

                                LINCOLN TOWERS
                                --------------

             NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
             ----------------------------------------------------

           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
           --------------------------------------------------------
                   AND FOR THE YEAR ENDED DECEMBER 31, 1996
                   ----------------------------------------

1.   BASIS OF PRESENTATION:
     ---------------------

     The accompanying statements of revenues and certain expenses relate to the operations of Lincoln Towers (the "Property") which is a residential apartment complex in Arlington, VA. The Property consists of two apartment buildings containing 714 residential units. The Property was acquired by Charles E. Smith Residential Realty, Inc. (the "Company") on October 3, 1997.

     The accompanying statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus, exclude certain expenses, such as interest expense, depreciation and amortization, certain professional fees and other costs not related to the future operations of the Property. Management is not aware of any material factors relating to the Property which would cause the reported financial information not to be indicative of future operating results.

     Significant Accounting Policies
     -------------------------------

     The accompanying statements were prepared on the accrual basis of accounting. Rental income attributable to residential leases is recognized when due from tenants.

     Interim Financial Information
     -----------------------------

     The interim statements of revenues and certain expenses are unaudited but reflect all adjustments which are, in the opinion of management, necessary to a fair presentation of the interim periods presented. The adjustments consist of normal recurring accruals.

     The statements of revenues and certain expenses for interim periods will not necessarily be indicative of the operating results of the fiscal year.